Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF  FEBRUARY 2010

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:        Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: March 26, 2010
/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

1

The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

2	All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.         Description of the Cases. On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Each Debtor’s fiscal year ends on December 31 of each year.

2.         Basis of Presentation. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court. The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material. The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.         Summary of Significant Reporting Policies. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors. The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.         Foreign Currency. The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.         Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.         Recoveries and Causes of Action. The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter. Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.         Reorganization Items. American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11. Such items are reflected in the statements.

8.         Liabilities Subject to Compromise. As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.         Post-petition Accounts Payable. To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

Young Broadcasting, Inc.
Consolidating Income Statement	1)
For the Month ended February 28, 2010
Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		602,006	887,588		973,495		638,408	896,784	776,911		762,099	687,320	1,096,667	87,420	1,042,850					8,451,548
National Revenue		162,687	194,890		440,059		275,606	353,615	168,663		225,565	254,244	221,573	23,346	1,051,133					3,371,378
Network Revenue		543	(930)		(69,850)		(35,326)	(38,496)	(31,862)		(25,891)	2,049	(2,251)							(202,013)
Political Revenue		32,700	4,265		28,150		18,550	25,650	27,210		40,405	101,135	36,995	1,130	28,515					344,705
Barter Revenue		8,763	29,757		10,692		7,740	10,520	10,221		5,365	7,970	5,891	805	76,205					173,929
Other Revenue		64,895	79,976		242,705		118,264	124,199	172,151		192,110	87,037	(52,840)	22,073	172,204	26,730				1,249,505
Total Operating Revenues		871,594	1,195,545		1,625,251		1,023,242	1,372,271	1,123,294		1,199,653	1,139,755	1,306,035	134,774	2,370,908	26,730				13,389,052
Commissions
Agency Commissions		94,814	115,833		218,548		124,536	189,142	141,796		201,628	140,435	169,823	13,626	254,577					1,664,758
National Rep		8,303	8,464		19,892		12,502	16,110	8,324		11,029	15,062	10,985	1,039	45,839	(157,550)
Total Commissions		103,117	124,297		238,440		137,038	205,252	150,120		212,657	155,497	180,808	14,665	300,417	(157,550)				1,664,758

Net Operating Revenues		768,478	1,071,248		1,386,811		886,204	1,167,019	973,174		986,996	984,258	1,125,227	120,109	2,070,491	184,279				11,724,294

Operating Expenses
Direct Expenses		10,168	10,289		12,060		9,872	8,338	9,336		7,623	7,777	7,018	859	37,261					120,601
Technical Expense		57,840	19,276		82,872		79,877	50,003	58,708		45,196	57,559	64,531	3,254	375,674					894,790
Program/Production Expense		62,677	46,080		58,540		42,068	54,186	71,063		37,817	55,769	70,260		107,867					606,326
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	85,735		26,542	74,216	34,478	1,075	298,999					886,490
News Expense		158,436	142,969		442,225		233,978	238,628	251,304		262,531	175,504	182,213	5,034	651,702					2,744,524
Sales Expense		89,181	108,809		179,592		113,021	151,743	151,119		114,920	81,902	105,181	2,100	301,834	316,463				1,715,865
General & Administrative Expense		142,582	139,014	815	237,183	815	170,733	186,894	230,012	815	203,006	177,335	190,440	12,275	664,668					2,356,587
Barter Expense		5,618	16,932		10,692		7,740	10,520	10,221		5,365	13,007	5,891	805	76,205					162,996
Total Operating Expenses		560,837	504,886	815	1,124,627	815	742,007	823,724	867,498	815	703,000	643,071	660,011	25,401	2,514,209	316,463				9,488,179

Net Operating Income		207,641	566,362	(815)	262,184	(815)	144,197	343,296	105,676	(815)	283,996	341,187	465,216	94,708	(443,718)	(132,183)				2,236,116
Operating Margin		27.0%	52.9%	0.0%	18.9%	0.0%	16.3%	29.4%	10.9%	0.0%	28.8%	34.7%	41.3%	78.9%	-21.4%	-71.7%	0.0%			19.1%

Corporate Expense																	660,660			660,660
Non-Cash Compensation Paid in Common Stock																	105,825			105,825

Income Before Deprec. & Taxes		207,641	566,362	(815)	262,184	(815)	144,197	343,296	105,676	(815)	283,996	341,187	465,216	94,708	(443,718)	(132,183)	(766,485)			1,469,631

Deprec. & Amort. of Property & Equipment		65,495	81,939		95,288		57,326	85,635	69,801		77,647	47,643	91,178	14,521	132,795	2,241	43,293			864,801
Amort of Broadcast License & Other Intang.		22,495		20,803		29,202	16,988	2,025	591			92,978	55,271	1,430		273	135,806			377,861
Interest (Income)																	(928)			(928)
Interest Expense - Cash																	1,272,900			1,272,900
Other (Income)/Expense			408,151	(408,000)	355,151	(355,000)	4,751	151	245,151	(245,000)	151	151	11,779	151	3,942	510	48,689			70,727
Income Tax																110				110
Total Non-Operating Expenses		87,990	490,090	(387,197)	450,439	(325,798)	79,065	87,811	315,543	(245,000)	77,798	140,773	158,228	16,102	136,737	3,133	1,499,759			2,585,471

Reorganization Costs	2)																1,991,483			1,991,483

Net Income/(Loss)		$119,651	$76,272	$386,382	($188,255)	$324,983	$65,132	$255,485	($209,867)	$244,185	$206,198	$200,414	$306,988	$78,606	($580,455)	($135,317)	($4,257,727)			($3,107,323)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
	2)	Approximately $2.0 million of Reorganization Costs were paid by YBI Corp (10645) in February. These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
February 2010
Case #		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		($109,679)	($24,550)				($152,728)			($136,431)	($159,337)	($74,781)
Accounts Receivable		1,642,340	2,178,211				3,920,066			1,937,353	3,121,071	2,199,655
Interest Receivable-Subsidiaries
Program License Rights -S/T		235,728	153,771				672,936			554,731	803,757	575,732
Prepaid Expenses		244,260	80,170				114,343			169,695	67,810	109,646
Total current assets		2,012,649	2,387,601				4,554,617			2,525,347	3,833,300	2,810,253

Property & Equipment		22,521,170	19,717,420				25,777,066			17,324,255	27,982,628	20,165,026
Accumulated Depreciation		(18,623,080)	(16,868,497)				(19,891,089)			(14,735,882)	(22,090,433)	(15,282,889)
Net property and equipment		3,898,090	2,848,923				5,885,977			2,588,373	5,892,195	4,882,137

Program License Rights-L/T
Deposits		5,275	27,703				124,144			224,363	63,532	18,000
Notes Receivable Subsidiaries
Investments										518,761
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,131,120)		(5,179,350)			(208,027)	(6,040,419)		(3,485,934)	(174,909)	(47,639)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		1,461,718	1,238,880	5,323,780			183,419	2,960,941	2,483,464	2,638,214	5,196,084	(1,558,230)
Total non-current assets		11,254,693	14,268	20,667,475	66,667		(431,345)	16,192,419	2,539,020	12,063,215	31,004,861	(3,227,114)

Total Assets		$17,165,432	$5,250,792	$20,667,475	$66,667	$0	$10,009,249	$16,192,419	$2,539,020	$17,176,935	$40,730,357	$4,465,275

Liabilities not subject to Compromise
Accounts Payable		136,301	192,040				226,383			127,542	175,453	177,089
Accrued Expenses		247,526	217,783			804	340,818			131,692	214,134	191,067
Program License Liability		210,163	129,088				608,794			513,543	740,637	514,410
Deferred Revenue		417,437	377,374				135,377			105,222	59,282	9,228
Total Liabilities not subject to Compromise		1,011,427	916,285			804	1,311,372			877,999	1,189,506	891,794

Liabilities subject to Compromise
Accounts Payable		254,619	268,538				325,641			252,703	295,807	341,893
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,795,483	33,998,911	33,468,182			506,363	8,685,836		32,549,598	52,083,788	17,810,794

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(35,010,534)	(51,413,397)	3,991,773		(8,105,988)	(30,769,203)	10,142,627		(10,145,527)	2,980,701	(25,335,044)
Stockholders’ Equity		(21,641,478)	(29,664,403)	(12,800,707)	66,667	(804)	8,191,513	7,506,583	2,539,020	(16,250,662)	(12,542,937)	(14,237,312)

Total Liabilities & Equity		$17,165,432	$5,250,792	$20,667,475	$66,667	($0)	$10,009,249	$16,192,419	$2,539,020	$17,176,935	$40,730,357	$4,465,275

See Attached Notes

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
February 2010
Case #		09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash				($40,969)	($149,551)	($47,552)	$100	($405,690)	($3,142)
Accounts Receivable			55,556	2,438,731	2,197,705	2,640,016	232,289	5,222,174	178,092
Interest Receivable-Subsidiaries
Program License Rights -S/T				191,442	493,120	242,190	11,276	3,274,964
Prepaid Expenses				194,111	125,317	137,640		363,342	28,772
Total current assets			55,556	2,783,314	2,666,590	2,972,294	243,665	8,454,790	203,722

Property & Equipment				27,727,662	18,424,547	34,621,029	3,884,789	44,441,511	1,068,583
Accumulated Depreciation				(21,718,516)	(15,144,880)	(30,626,345)	(3,370,662)	(32,173,439)	(1,035,478)
Net property and equipment				6,009,146	3,279,667	3,994,684	514,127	12,268,072	33,105

Program License Rights-L/T								1,186,638
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(30,319)	636,335		2,163,522	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,447,712)	(8,106,218)	(205,696)	(8,591,604)	(121,470)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		3,323,405		4,239,059	5,137,315	7,637,172	1,019,165	(3,013,127)	(2,501,943)
Total non-current assets		14,558,953	55,556	24,114,847	33,846,723	27,911,488	2,595,827	54,575,571	(3,057,267)

Total Assets		$14,558,953	$111,112	$32,907,307	$39,792,981	$34,878,466	$3,353,619	$75,298,433	($2,820,440)

Liabilities not subject to Compromise
Accounts Payable			55,556	366,211	164,702	167,240	4,830	934,958	19,863
Accrued Expenses				254,982	122,517	354,452	59,180	6,126,739	28,244
Program License Liability				159,250	445,292	206,848	6,446	3,867,868
Deferred Revenue				572,408	852,677	962,367	63,284	88,767
Total Liabilities not subject to Compromise			55,556	1,352,851	1,585,188	1,690,906	133,740	11,018,332	48,107

Liabilities subject to Compromise
Accounts Payable				338,648	431,254	420,564		1,880,633	59,330
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	1)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,927,096	57,934,142	51,840,198		1,291,657,920	59,330

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,434,588)
Retained Earnings		(41,331,623)		8,091,345	(11,717,465)	(18,652,638)	3,219,879	(1,312,267,441)	(13,361,881)	(1,971,300)
Stockholders’ Equity		(40,572,392)	55,556	(6,372,640)	(19,726,349)	(18,652,638)	3,219,879	(1,227,377,819)	(2,927,877)

Total Liabilities & Equity		$14,558,953	$111,112	$32,907,307	$39,792,981	$34,878,466	$3,353,619	$75,298,433	($2,820,440)

See Attached Notes

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
February 2010
Case #		09-10668	09-10645	09-15606	09-15607
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		($574)	$25,266,919			$23,962,035		$23,962,035
Accounts Receivable			71,047			28,034,304		28,034,304
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						7,209,647		7,209,647
Prepaid Expenses			1,518,512			3,153,617		3,153,617
Total current assets		(574)	577,170,177			612,673,303	(550,313,700)	62,359,603

Property & Equipment		274,002	6,812,787			270,742,476		270,742,476
Accumulated Depreciation		(33,835)	(6,024,441)			(217,619,467)		(217,619,467)
Net property and equipment		240,167	788,345			53,123,009		53,123,009

Program License Rights-L/T						1,186,638		1,186,638
Deposits		8,000	730,032			1,406,982		1,406,982
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,243,236	(1,954,938)	3,288,298
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(53,740,100)		(53,740,100)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(9,067,498)			(9,067,498)		(9,067,498)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)
Post-Petition Intercompany		20,992	(35,790,310)
Total non-current assets		(227,400)	1,170,937,383	101,611,886		1,517,067,723	(1,299,733,165)	217,334,559

Total Assets		$12,193	$1,748,895,905	$101,611,886		$2,182,864,035	($1,850,046,864)	$332,817,171

Liabilities not subject to Compromise
Accounts Payable		779	1,861,624			4,610,570		4,610,570
Accrued Expenses		3,000	6,426,462			14,719,400		14,719,400
Program License Liability						7,402,339		7,402,339
Deferred Revenue						3,643,423		3,643,423
Total Liabilities not subject to Compromise		3,779	8,288,085			30,375,732		30,375,732

Liabilities subject to Compromise
Accounts Payable		8,414	243,386			5,121,430		5,121,430
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	1)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	2)		17,044,914			17,044,914		17,044,914
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			40,308,830			40,308,830		40,308,830
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	905,691,524			2,617,148,922	(1,703,165,998)	913,982,925

Common Stock			19,708			73,780	(50,000)	23,780
Additional Paid In Capital			246,098,107	253,929,167		635,874,707	(233,890,063)	401,984,644
Other Income						(5,434,588)		(5,434,588)
Retained Earnings			588,798,481	(152,317,281)		(1,095,174,518)	87,059,196	(1,008,115,322)
Stockholders’ Equity			834,916,295	101,611,886		(464,660,620)	(146,880,867)	(611,541,486)

Total Liabilities & Equity		$12,193	$1,748,895,905	$101,611,886		$2,182,864,035	($1,850,046,864)	$332,817,171

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities Subject to Compromise

1)	Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.
2)	Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting
Monthly Cash Flow
February 1 - 28, 2010

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	Green Bay	LP	Knoxville	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$24,621,179.04	$0.00			$0.00	$0.00

Cash Receipts	$128,040.93	$1,143,249.94		$1,377,862.22	$408,000.00	$1,061,689.05

Cash Disbursements	$5,007,699.81	$592,576.89		$731,925.24		$1,012,155.94

InterCo	$6,312,697.94	$(550,673.05)		$(645,936.98)	$(408,000.00)	$(49,533.11)

Close Cash	$26,054,218.10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$5,007,699.81	$592,576.89	$0.00	$731,925.24	$0.00	$1,012,155.94	$0.00

Young Broadcasting
Monthly Cash Flow
February 1 - 28, 2010

	WATE	WKRN	YB	YBK	YBT	YB	YB
	GP	GP	LA	Inc	Inc	San Fran.	Louisiana
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661

Opening Cash						$0.00	$0.00

Cash Receipts	$245,000.00	$355,000.00				$2,177,014.40	$1,177,797.05

Cash Disbursements						$1,495,117.13	$836,522.05

InterCo	$(245,000.00)	$(355,000.00)				$(681,897.27)	$(341,275.00)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$1,495,117.13	$836,522.05

Young Broadcasting
Monthly Cash Flow
February 1 - 28, 2010

	YB	AY	HBF	YB	Fid TV	YB	YB
	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS	Nasvhille
	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669

Opening Cash	$0.00	$0.00		$0.00

Cash Receipts	$1,848,873.60	$61,789.68		$2,231,144.47

Cash Disbursements	$633,271.92	$279,337.22		$1,220,058.49		$69,299.00

InterCo	$(1,215,601.68)	$217,547.54		$(1,011,085.98)		$69,299.00

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$633,271.92	$279,337.22	$0.00	$1,220,058.49	$0.00	$69,299.00	$0.00

Young Broadcasting
Monthly Cash Flow
February 1 - 28, 2010

	YB	YB	YB	YB	YB
	Rap City	Lansing	Richmond	Albany	Cap Corp	Total
	09-10670	09-10671	09-10672	09-10673

Opening Cash		$0.00	$0.00	$0.00		$24,621,179.04

Cash Receipts		$955,978.55	$1,245,467.76	$997,549.67		$15,414,457.32

Cash Disbursements		$583,840.42	$769,810.67	$749,803.48		$13,981,418.26

InterCo		$(372,138.13)	$(475,657.09)	$(247,746.19)		$(0.00)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$26,054,218.10

Reportable Disbursements - US Trustee	$0.00	$583,840.42	$769,810.67	$749,803.48	$0.00	$13,981,418.26

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of February 2010

($ in thousands)						February Total
Week Ending	February 1-6	February 7-13	February 14-20	February 21-27	28-Feb	February 1-28

Disbursements
Salaries	-	1,905	-	1,671	-	3,576
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	944	-	817	-	1,761
Employee Benefit plan costs	147	79	277	345	-	848
Insurance, Property & Workers Comp	-	-	-	15	-	15
Property Taxes	-	-	-	13	-	13
Utilities	61	148	96	85	-	391
Travel	25	26	30	25	-	105
Syndicated Programming	-	2	-	604	-	606
Nielsen	70	-	-	236	-	306
News Services (all categories)	109	64	61	145	-	379
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	74	69	62	155	-	359
Other Services	80	130	79	150	-	438
Capital Ex (Planned and Emergency)	61	392	7	44	-	504
Lease Payments	13	14	2	93	-	123
Other (misc. G&A and contingencies)	131	144	129	206	-	609
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Gray Management Fee	-	-	-	-	-	-
Due Course Professional Expenses	-	55	4	-	-	59
Total Operating Disbursements	771	3,971	747	4,603	-	10,091

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	1,108	807	750	-	-	2,665
Total Disbursements	1,878	4,778	1,498	4,603	-	12,756

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.